Letter of Intent

14 Wall Street, 20th Floor, Suite:2060
NYC 10005 New York/USA
P: +1 (212) 618 1312
F: +1 (212) 618 1705
www.ucpholdings.com
www.universe-capital.com

November, 26th, 2013

Re: Provided Common Stock Acquisition

Shandong Zouping Xinglong Technology Co. Ltd.

Zouping Chengnan xinqu shanghui dasha third floor, 256200, Shandong, China

Dear Sirs:

This letter (“Letter of Intent”), when agreed to and accepted by you for the purposes provided herein, shall evidence our respective intentions to proceed with negotiations, in good faith, with the objective of moving forward toward the execution of a definitive agreement (the “Common Stock Purchase Agreement”) providing for the acquisition by UCP Holdings, Inc. (the “Purchaser”) 60% of aggregate amount of the issued and outstanding capital stock from the current shareholders (collectively referred to herein as the “Sellers”) of Shandong Zouping Xinglong Technology Co. Ltd. (hereinafter referred to as the “Long Technology”) of free and clear of all liens, claims and encumbrances, which is engaged in the business of handling and processing of organic waste into compost, waste separation and recycling organic waste.

It is understood that this Letter of Intent is not intended to constitute a binding agreement by and between Purchaser and Sellers to enter into the Common Stock Purchase Agreement, and no liability or obligation of any nature whatsoever is intended to be created hereunder, except as expressly set forth in this Letter of Intent. Purchaser and Sellers hereby agree to use their reasonable best efforts to negotiate, in good faith, the Common Stock Purchase Agreement as soon as practicable and within the time frame provided herein. This Letter of Intent does not contain all matters on which agreement must be reached in order to consummate the transactions contemplated herein, as it is intended solely as an outline of certain material terms.

The transactions contemplated in this Letter of Intent and the Common Stock Purchase Agreement are subject in all respects to the following terms and conditions:

1. Purchase of Stock by Purchaser; Purchase Price; Consideration.

a. Purchaser shall acquire 60% of the issued and outstanding common stock of Long Technology from Sellers (it being represented and warranted by Sellers by signing this letter that the capital stock of Long Technology consists only of common stock) free and clear of all liens, claims and encumbrances. Adequate provisions for applicable income taxes on taxable income through the date of Closing in consideration of any expected implications related to local taxation structures shall be estimated by Long Technology, and sufficient cash shall be on hand at the date of Closing to pay such taxes. In addition to the amount estimated for federal and state income taxes as discussed above, there shall be sufficient cash and working capital on hand at Closing to allow Long Technology to continue to operate in the ordinary course of business consistent with past practices without the injection of cash from the Purchaser. The amount of working capital to be on hand at the date of Closing shall be mutually agreed upon by the Sellers and Purchaser.

Letter of Intent

14 Wall Street, 20th Floor, Suite:2060
NYC 10005 New York/USA
P: +1 (212) 618 1312
F: +1 (212) 618 1705
www.ucpholdings.com
www.universe-capital.com

b. Unless otherwise agreed to by both parties, the consideration shall be Eighteen Million US Dollars ($18,000,000) to be paid and/or assumed by cashier’s check or by wire transfer, at Closing.

2. Employment Contracts; Non-Compete Agreements.

a. At the date of Closing, certain key employees of Long Technology shall enter into Employment Contracts with Purchaser for not more than a three (3) year period commencing upon the date of Closing, providing a salary and benefits (including employee stock options) comparable to other members of Purchaser’s senior management in comparable positions. The terms and provisions of those Employment Contracts, and the salary, benefits and employee stock options, between Purchaser and key employees of Long Technology shall be negotiated by Purchaser and Seller prior to Closing.

b. These key employees shall also be required to execute a non-compete agreement in which they agree not to compete in a similar business of Purchaser. The term of the non-compete agreement shall be for a period of not less than two (2) years commencing upon the termination of their employment contract with Purchaser, and shall contain such other provisions as shall be mutually agreed upon prior to Closing.

3. Conditions. The Closing will be subject to the satisfaction of various conditions to be satisfied as of the date of Closing, which shall include, without limitation, the following:

a. Common Stock Purchase Agreement. Purchaser and Sellers shall have negotiated, executed, and delivered a mutually satisfactory Common Stock Purchase Agreement and related documents which shall provide for the transactions contemplated hereby and include (without limitation): (i) representations and warranties of Purchaser and Sellers as are mutually acceptable and customary for a transaction of the nature set forth herein; (ii) Closing conditions (including those specified herein) as are mutually acceptable; (iii) covenants pending prior to Closing and in effect thereafter (including those specified herein) as are mutually acceptable; (iv) indemnities as are mutually acceptable, including indemnities, if any, in favour of key Long Technology employees which are at least as extensive as those which are currently in effect; and (v) forms of opinions of counsel as are mutually acceptable and customary for a transaction of the nature set forth herein.

b. Other Documents; Legal Opinions. Each other instrument contemplated by the Common Stock Purchase Agreement shall have been executed and delivered by each signatory hereto, and the opinions of counsel shall have been delivered.

Letter of Intent

14 Wall Street, 20th Floor, Suite:2060
NYC 10005 New York/USA
P: +1 (212) 618 1312
F: +1 (212) 618 1705
www.ucpholdings.com
www.universe-capital.com

c. Corporate and Shareholder Approvals. The Common Stock Purchase Agreement and the transactions contemplated thereby shall have been approved by the respective boards of directors of Long Technology and Purchaser, the Purchaser’s senior lenders if any and the shareholders of Long Technology.

d. Consents and Approvals. All necessary government filings and approvals relating to the transactions contemplated by this Letter of Intent and the Common Stock Purchase Agreement, and all consents and approvals of third parties necessary for the consummation of the transactions contemplated by this Letter of Intent and the Common Stock Purchase Agreement, shall have been obtained.

e. Financial Statements. Prior to closing, Purchaser shall have received financial statements of Long Technology for all of its prior fiscal years (since inception) and monthly financial statements of Long Technology for the months subsequent to the end of the most recently completed fiscal year, which shall be satisfactory to Purchaser.

f. Due Diligence. Purchaser shall have conducted the legal, environmental, business, and financial due diligence reviews of Long Technology (the “Due Diligence”) it considers necessary, the results of which shall be materially consistent with Sellers’ representations and warranties regarding such matters.

g. Closing; Removal of Conditions on Purchaser’s Obligation to Close. The parties will negotiate in good faith with a view to executing the Common Stock Purchase Agreement on or before March 31st, 2014. The Closing of the proposed transaction will take place as soon thereafter as all conditions to the transaction are satisfied or waived, but not later than April 15th, 2014, unless an extension is mutually agreed upon. If the Common Stock Purchase Agreement is not executed by March 31st, 2014, or such later date as the parties may agree, either party may terminate this Letter of Intent.

4. Confidentiality. The parties agree that neither will use any of the information gathered pursuant to the proposed Due Diligence contemplated herein for any purpose other than the transaction anticipated by this Letter of Intent. Without the express written consent of all the parties hereto, each of the parties hereto agree to maintain in confidence and not disclose to any other person the existence of this Letter of Intent, the terms of the proposed transaction or the information delivered in connection with the proposed Due Diligence, other than disclosures required to obtain the approvals for the transaction contemplated hereby, disclosures to those professionals, advisors and potential financing sources and their attorneys who have a need to know, or any other disclosure required by applicable law. In the event that a party hereto is at any time requested or required (by oral questions, interrogatories, request for information or documents, subpoena or similar process) to disclose any information supplied to it in connection with this transaction to anyone other than professionals, advisors and potential financing sources and their attorneys, such party agrees to provide the other parties prompt notice of such request so that an appropriate protective order may be sought and/or such other parties may waive the first party’s compliance with the terms of this paragraph.

Letter of Intent

14 Wall Street, 20th Floor, Suite:2060
NYC 10005 New York/USA
P: +1 (212) 618 1312
F: +1 (212) 618 1705
www.ucpholdings.com
www.universe-capital.com

5. Conduct of Business. Sellers agree that pending negotiation of the Common Stock Purchase Agreement, Long Technology in all material aspects will operate its business only in the usual, regular and ordinary manner and in accordance with past practice so as to maintain the goodwill it now enjoys, and to the extent consistent with such operation, it will use all reasonable efforts to preserve its present officers and employees and to preserve relationships with customers and others having business dealings with it, including, but not limited to, paying suppliers and vendors in accordance with its usual business practices in a timely fashion.

6. Exclusivity. Long Technology and the Sellers shall immediately terminate negotiations and/or marketing efforts, if any, with others in regard to the sale of the stock of Long Technology or the sale of Long Technology’s business and assets. Sellers shall not, prior to April 15th, 2014, in the event the Common Stock Purchase Agreement is executed on or before March 31st 2014, solicit or initiate the submission of indications of interest, proposals, or offers from, or discuss or negotiate with any person relating to any direct or indirect acquisitions or purchase of any part of or all of the stock of Long Technology, or any part of (other than an immaterial part of ), or all of, the assets owned or to be owned by Long Technology, nor will the Seller or Long Technology discuss any merger, consolidation, or business combination with Long Technology Neither the Sellers nor Long Technology shall furnish to any other person any information with respect to Long Technology that could be used for the purposes described in this paragraph. Sellers shall promptly notify Purchaser of any acquisition proposal received by Sellers and shall provide Purchaser a copy (to the extent written) or description (to the extent made) of such acquisition proposal.

7. Access. From the date of execution of this Letter of Intent, and until such time as the parties either terminate negotiations on the Common Stock Purchase Agreement or until the Closing, Sellers and Long Technology shall cooperate with Purchaser in the performance by Purchaser of its Due Diligence. Upon execution of this Letter of Intent, and until such time as the parties either terminate negotiations on the Common Stock Purchase Agreement or until the Closing, Sellers and Long Technology agree to grant to Purchaser and its authorized agents the right to inspect and audit the books and records of Long Technology and to consult with those directors, officers, key employees, attorneys, auditors, and accountants of Long Technology as Sellers shall approve upon request by Purchaser, such approval not to be unreasonably withheld, concerning customary due diligence matters. Such inspections and audits may include, for example, review and examination of Long Technology’s books and records of account, tax records, records of corporate proceedings, contracts, trademarks, governmental consents, and other business activities and matters relating to the transactions contemplated by this Letter of Intent and the Common Stock Purchase Agreement. All confidential information acquired by Purchaser pursuant to this paragraph shall be held in the strictest of confidence by Purchaser and shall not be revealed or disclosed to any third party or parties, other than to Purchaser’s professionals, advisors and potential funding sources and their attorneys, except as may be required by law. In the event the transaction should not be consummated for any reason after execution of the Common Stock Purchase Agreement, Purchaser shall promptly, upon request of Long Technology, return all such documents as it may have obtained in this process, and any and all copies of such documents.

Letter of Intent

14 Wall Street, 20th Floor, Suite:2060
NYC 10005 New York/USA
P: +1 (212) 618 1312
F: +1 (212) 618 1705
www.ucpholdings.com
www.universe-capital.com

8. Costs and Expenses. All costs and expenses incurred in connection with the negotiation, execution, and delivery of this Letter of Intent and the Common Stock Purchase Agreement and related agreements and the consummation of the transactions contemplated thereby shall be paid by the party incurring such costs and expenses, except that the Common Stock Purchase Agreement shall contain a provision that, in the event of a default under the Common Stock Purchase Agreement, the defaulting party shall pay the non-defaulting party’s attorneys’ fees incurred in connection with the negotiation, execution, and efforts toward consummation of the Common Stock Purchase Agreement. The costs and expenses incurred by the Purchaser shall include, but not be limited to, the costs and expenses of due diligence reviews and financial audits conducted at the Purchaser’s request. Notwithstanding anything herein, the execution of this Letter of Intent does not obligate either party to enter into the Common Stock Purchase Agreement, but does obligate both to utilize their reasonable best efforts to negotiate the terms and provisions of such an Agreement in good faith.

9. Termination. It is understood and agreed that if, despite the reasonable good faith efforts of the parties, a mutually satisfactory definitive Common Stock Purchase Agreement has not been executed on or before March 31st, 2014, Purchaser and Seller may terminate this Letter of Intent by written notice to the other without any liability; provided, however, that the obligations set forth in paragraphs 4 and 6 through 13 shall survive.

10. Nature of Letter of Intent. The provisions of paragraphs 4 through 13 hereof are intended to be binding upon the parties in accordance with their terms. With respect to all other matters set forth herein, it is understood that: (i) this Letter of Intent sets forth the intentions of the parties to use their reasonable best efforts to negotiate, in good faith, a Common Stock Purchase Agreement and that any legal obligations with respect to such matters, including, but not limited to, the customary representations and warranties described in paragraph 3(a), shall be only as set forth in the Common Stock Purchase Agreement when and if executed by Purchaser and Sellers, and (ii) that neither Purchaser (or any affiliate thereof) nor Sellers shall be responsible for any claims or liability relating to the transactions contemplated hereby in the event the Common Stock Purchase Agreement is not so executed and delivered, except as expressly provided in the Letter of Intent.

11. Indemnification. The Sellers represent and warrant that the Purchaser will not incur any liability of any kind or nature whatsoever in connection with the consummation of the acquisition of Long Technology to any third party with whom the Seller or its agents have had discussions regarding the disposition of Long Technology, and the Sellers agree to indemnify, defend and hold harmless the Purchaser, its officers, directors, stockholders, lenders and affiliates from any claims by or liabilities to such third parties, including any legal or other expenses incurred in connection with the defence of such claims.

12. Governing Law. This Letter of Intent shall be governed by and construed in accordance with the laws of the US, without giving effect to principles of conflicts of laws.

13. Miscellaneous. This Letter of Intent constitutes the complete understanding of the parties with respect to the matters referenced herein, and any other agreements, contracts or understanding (whether written or oral) are superseded by the terms hereof. The rights and obligations of the parties created by this Letter of Intent shall not be assignable by either party without the prior written consent of the other party, which will not be unreasonably withheld. Notwithstanding the foregoing, the rights and obligations of Purchaser created by this Letter of Intent shall be assignable by Purchaser without the prior written consent of Seller only to the ultimate holding company contemplated by this agreement. This Letter of Intent may be signed in one or more counterparts, each of which taken together shall constitute one and the same agreement.

Letter of Intent

14 Wall Street, 20th Floor, Suite:2060
NYC 10005 New York/USA
P: +1 (212) 618 1312
F: +1 (212) 618 1705
www.ucpholdings.com
www.universe-capital.com

If the foregoing general terms are acceptable to you, please so indicate by signing the enclosed duplicate original of the Letter of Intent and returning it to the undersigned.

Very truly yours,

UCP Holdings, Inc.

By /s/ Nicholas King

Nicholas King
Chief Executive Officer

ACCEPTED this 27th day of November, 2013.

…………………………………..

Shandong Zouping Xinglong Technology Co. Ltd.

By /s/ Tang Xing Lu

Tang Xing Lu
President

ACCEPTED this 27th day of November, 2013.

…………………………………..

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